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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2003

                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

   Delaware                         0-30900                  54-1983517
(State or other                 (Commission File           (IRS Employer
jurisdiction of                     Number)              Identification No.)
incorporation)

11111 Sunset Hills Road, Reston, Virginia                               20190
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: 703-547-2000

          (Former name or former address, if changed from last report)

Item 4. Changes in Registrant's Certifying Accountant.

     On September 24, 2003, XO Communications, Inc. ("XO") notified its independent auditors, Ernst & Young LLP ("E&Y") that XO had decided to change auditors. On September 30, 2003, the Audit Committee of XO's Board of Directors appointed KPMG, LLP ("KPMG") to serve as its new independent auditors for the year ending December 31, 2003. The change will be effective immediately. XO has not restricted E&Y from responding fully to KPMG's inquiries with respect to any matters.

     Ernst & Young's report on XO's consolidated financial statements as of and for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     During the year ended December 31, 2002 and the interim period between December 31, 2002 and the date of this Form 8-K, there were no disagreements between XO and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such year..

     The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of Ernst & Young's letter, dated September 30, 2003, is attached as
Exhibit 16 to this Form 8-K.

     During each of the years ended December 31, 2002 and December 31, 2001 and through the date of this Form 8-K, neither XO nor anyone acting on its behalf consulted KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on XO's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 30, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                   XO Communications, Inc.

Date: September 30, 2003           By:  /s/ Wayne M. Rehberger
                                        ----------------------
                                        Wayne M. Rehberger
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial and Officer)

                                  Exhibit Index
                                  -------------

Exhibit No.   Description
-----------   -----------

   16         Letter from Ernst & Young LLP to the Securities and
              Exchange Commission dated September 30, 2003.